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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 1, 1998

                       TRANSWESTERN PUBLISHING COMPANY LLC
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 333-42085                           33-0778740
          (Commission File Number)     (I.R.S. Employer Identification Number)


           8344 CLAIREMONT MESA BOULEVARD
                 SAN DIEGO, CALIFORNIA                               92111
         (Address of principal executive offices)                  (Zip Code)


                                 (619) 467-2800
              (Registrant's telephone number, including area code:



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ITEM 8. CHANGE IN FISCAL YEAR

        On May 1, 1998, the Board of Directors of TransWestern Communications Company, Inc., the sole member of TransWestern Publishing Company LLC (the "Company"), authorized the change of the Company's fiscal year from a fiscal year ending April 30 to a fiscal year ending December 31. A report covering the transition period from May 1, 1998 through December 31, 1998 will be filed on Form 10-K within 90 days of the close of the transistion period.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TRANSWESTERN PUBLISHING COMPANY LLC
                                            (Registrant)

DATE:  May 12, 1998               BY:         /s/Joan M. Fiorito
                                       -----------------------------------------
                                  Name:  Joan M. Fiorito
                                  Title: Vice President, Chief Financial Officer
                                   (Principal Financial and Accounting Officer)